Derivative Financial Instruments and Off-balance sheet Financial Instruments - Counterparty credit exposure and other (Details) $ in Thousands	Dec. 31, 2020 USD ($) counter-party	Dec. 31, 2019 USD ($) counter-party
Credit Derivatives
Gross liability fair value of contracts containing credit-risk-contingent features	$ 101	$ 83
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(2)	(70)
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$ 99	$ 13
A plus
Credit Derivatives
Number of counter-parties | counter-party	1	2
Notional amount	$ 8,341	$ 30,670
Credit exposure	349	770
Exposure, net of collateral	$ 0	$ 0